First Quarter 2019 Investor Presentation May 2, 2019 Andrew Lane President & CEO Jim Braun Executive Vice President & CFO Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected,” “looking forward,” “guidance,” “Results in mid-cycle Adjusted EBITDA” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.

Projects 28% Global Leader in PVF Distribution Note: For the twelve months ended March 31, 2019 Largest pipe, valves and fittings (PVF) distributor – TTM Sales of $4.1B Key Role in Global Supply Chains of Energy Companies Create value for both customers and suppliers Closely integrated into customer supply chains Differentiated Global Capabilities Broad footprint with ~300 service locations in 22 countries Premier quality program, material sourcing & customer service Diversified Business Mix Balanced portfolio across upstream, midstream & downstream sectors Product mix focused on higher margin offerings Industrial Distribution Business Characteristics Counter-cyclical cash flow generation & strong balance sheet Cash flow generation in modest growth periods Balanced Approach to Capital Allocation Committed to returning cash to shareholders Downstream 29% Midstream 40% Upstream 31%

Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle Revenue by Geography United States 80% Downstream 29% Note: Percentage of sales are for the twelve months ended March 31, 2019. Industrial includes metals & mining, fabrication, pulp & paper, power generation and general industrial. Midstream 40% Upstream 31% Revenue by Product Line Revenue by Industry Sector

Upstream – Providing Completion Infrastructure to E&P Operators Provide well hook-ups via on-site product trailers, above-ground infrastructure PVF products for flow lines & tank batteries Serve exploration & production (E&P) operators including Shell, Chevron, Anadarko, California Resources Corporation and Canadian Natural Resources Primary drivers are customers’ capital budgets for well completions & production tank battery upgrades and expansions Walk-in counter sales at strategically located branches in active oil & gas production areas Located in all major basins - revenue follows basin market activity levels Permian basin is our largest upstream position representing 8% of total 1Q 2019 revenue and with growth of 19% for 1Q 2019 over 1Q 2018

Gas Utilities Transmission & Gathering Provide PVF to midstream gathering customers Provide PVF bulks & shorts and logistical services to long-haul transmission customers Benefit from recent pipeline approvals & modernization projects replacing older pipelines Customers include TransCanada, DCP Midstream, Energy Transfer, Williams Partners, Equitable, Enable Midstream Partners Business drivers: independent of commodity prices integrity projects & pipeline enhancement projects residential & commercial, new & upgrade installations Relatively stable, steady growth Contracts with 8 of the 10 largest gas utilities in the U.S. based on the number of customers (e.g. PG&E, NiSource, Atmos, Duke, Southern Company Gas) Midstream – Providing PVF to Pipeline Infrastructure Customers and Gas Products to Gas Utility Customers

Refining Chemical & Industrial Recurring MRO revenue from planned & unplanned maintenance Provide on-location “zone store” inventory Contracts with all of the 10 largest refiners in the U.S. (e.g. Shell, Chevron, Marathon Petroleum Company, Valero, Phillips 66, ExxonMobil) Low gas prices provide stable, advantaged feedstock for plastics Positioned to benefit from planned U.S. petrochemical projects Downstream – Providing PVF to Refining, Chemical & Industrial Customers

MRC Global is a Critical Link Between Its Customers & Suppliers CUSTOMERS SUPPLIERS Energy Carbon Steel Tubulars Valves Supplier Value Proposition Manufacturing and scale efficiencies Leverage MRC Global’s footprint Access to 15,000+ customers Lead suppliers through the quality process Customer Value Proposition Outsource non-core supply chain and logistics functions Reduce supply chain complexity Savings from volume purchasing and global sourcing, 40+ countries Product availability - access to MRC Global’s broad inventory with approx.11,000 suppliers Approve new suppliers through rigorous quality program Fittings, Flanges and Other IOCs Downstream Midstream Upstream

Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers North America As of 3/31/2019 Branches 121 RDCs 9 VECs 13 Employees ~2,735 International As of 3/31/2019 Branches 47 RDCs 6 VECs 12 Countries 20 Employees ~817 International North America MRC Global As of 3/31/2019 Branches 168 RDCs 15 VECs 25 Countries 22 Employees ~3,552 Nisku, AB Cheyenne, WY Odessa, TX Bakersfield, CA San Antonio, TX Munster, IN Tulsa, OK Pittsburgh, PA Houston, TX ME / Caspian Asia Pacific Dubai, UAE Singapore Perth, WA NORDIC EUROPE Stavanger, NO Bradford, UK Rotterdam, NL

Strategy for Creating Shareholder Value Grow Market Share Provide superior customer service & cost-saving supply chain solutions Maximize Profitability Focus on higher margin products, end-markets & sales strategies Maximize Working Capital Efficiency Reduce cash conversion cycle Optimize Capital Structure Focus on blue chip customers who demand value-added service and technical expertise Optimize capital structure with financial flexibility throughout the cycle Optimize inventory to maximize turnover and margin Leverage scale & global supply chain Focus on controlling costs & operating leverage Expand offering of value-added services to capture enhanced margin Continual operational efficiency improvements Target leverage ratio ~2-3x net debt to adjusted EBITDA Invest for growth Return capital to shareholders Leverage market leadership position and global footprint Provide multi-channel engagement to capture buying

Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities Renew Existing & Obtain New MRO Contract Customers Approximately 55% of sales are from our top 25 customers1 Expand Global Chemical and Valve businesses Target - 40% of total revenue from valves, automation, measurement and instrumentation Continue to Expand the Integrated Supply Business Approx. $1.1 billion in revenue1 Diversified customer base Serve 200+ fabrication customers Customer Type/ Scope Products Geography People’s Gas Renewal PVF U.S. Philips 66 Renewal Valves U.S. EnLink Midstream New PVF U.S. Anadarko Renewal PVF U.S. Valero New PVF U.S. South Jersey Gas Renewal Integrated Supply U.S. Enterprise Products New PVF U.S. Pioneer Natural Resources New PVF U.S. Dominion Renewal PVF US Marathon Petroleum Renewal PVF U.S. BP (downstream) Renewal PVF U.S. TransCanada Renewal PVF U.S. CNRL Renewal with added scope PVF N.A. Duke Renewal with added scope Integrated Supply U.S. DCP Midstream Renewal PVF U.S. Southern Co Gas Renewal Integrated Supply U.S. Selected Recent Contract Wins and Renewals 1. For the twelve months ended March 31, 2019 Fabrication Customer Revenue

End Market Growth Opportunities UPSTREAM Secular growth in oil & gas demand drives E&P capital and maintenance spending Steep shale decline curves and manufacturing mentality to shale drilling result in increasing well completions MIDSTREAM – TRANSMISSION & GATHERING AND GAS UTILITIES DOWNSTREAM – CHEMICALS & REFINING Gas utilities are investing in multi-year integrity management programs to upgrade old distribution pipes, including steel and cast iron, enhancing the safety of the system. Increased production in the U.S. results in increased need for takeaway capacity and processing by transmission and gathering companies, including transportation to growing export terminals Plant spending and upgrades are being driven by: aging infrastructure, large and low-cost supply of hydrocarbon resources Increasing global demand for plastics and low cost, stable feedstock drives petrochemical investment particularly along the US Gulf Coast

Optimizing Profitability: Expanding Higher Margin Opportunities - Valve Products & Services 2018 VAMI Sales Annual VAMI Sales Growth Positioning Offerings to Higher Margin Products & Services

Working Capital Management Focus on Optimizing Operations Target is ~20% working capital to sales ratio 2019 – Higher valve inventory to support expected growth 2018 – Increased inventory ahead of inflationary pricing pressures as well as growth in the business. Ended the year at target. Investments in working capital are weighted to higher margin products Optimizing Net Working Capital1 Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Absolute SG&A basically unchanged from 1Q 18 to 1Q 19 Incremental adjusted EBITDA margin in 2019 is expected to be ~15%, in line with historical averages Achieved incremental adjusted EBITDA of 19.2% in 2018, the second year of incremental adjusted EBITDA well-above historical averages Actively Managing SG&A Costs Actively Managing Costs 13.7% 14.3% Product Margin Enhancement Investment in higher margin products and services: VAMI services - Valve actuation/automation, modification, Engineered Solutions, Traceability, Testing, ValidTorqueTM, ValveWatch® Expanding La Porte - 127,000 ft2 valve modification facility in 2019 Reduction of lower margin products and projects Portfolio Optimization

Investing in Technology for Long-Term Growth & Efficiency MRCGOTM online catalog - Broadening the Customer Experience of the top 37 customers’ TTM revenue or approximately $642 million was transacted through e-commerce (e.g. catalog, EDI) ~29% B-2-B for contract customers allows for easy and efficient ordering Customized for each customer’s contract terms, part numbers, commonly ordered items Real-time inventory, pricing and order status TTM 1Q 2019 results: $858 million of revenue transacted via e-commerce $124 million of revenue generated through MRCGOTM $ millions

Strategic Capital Decisions Support Growth Investing and Financing cash flows from 2013 through 1Q 2019. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Excludes miscellaneous sources of cash including immaterial asset proceeds. Effectively Positioned the Balance Sheet Advantageous debt agreements with favorable terms, low interest rate and maturities 2022+ Liquidity of $409 million – sufficient to support business strategy = Capital Deployment Opportunities Organic growth initiatives - Investments to drive share gains & efficiencies Returned $350 million of cash to shareholders since 2015 through 5/3/19 22.5 million shares at an average price of $15.58 per share Current $150 million share repurchase authorization has $25 million remaining $50 million repurchased in 2019 through 5/3/19 $75 million repurchased in 4Q 2018 Use of Cash Flow (2013 – 1Q 2019¹) CFFO annual average is ~$200 million from 2012 to 2018 Counter-cyclical cash flow generation Business consumes/releases ~20% of working capital per change in sales + Strong Operating Cash Flow Generation Cumulative Annual Cash Flow from Operations $1.34 billion CFFO generated through the cycle

Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) 2.0% 4.2% 4.8% 2.2% 4.5% Diluted EPS Quarterly & YTD Financial Performance See reconciliation of non-GAAP measures to GAAP measures in the appendix 5.8% 6.2% 5.8% 19.1% 20.0% 19.6%

Total Debt Capital Structure Cash Flow from Operations Return on Average Net Capital Employed ($ millions) Strong Balance Sheet Provides Financial Flexibility Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity). Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 2.9x 2.3x 2.6x Net Leverage1: March 31, 2019 Cash and Cash Equivalents $ 27 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 392 Global ABL Facility due 2022 354 Total Debt $ 746 Preferred stock 355 Common stockholders’ equity 678 Total Capitalization $ 1,779 Liquidity $ 409 2

Favorable Trends Lead to Continued Growth POSITIVE MACROECONOMIC CONDITIONS Increased production in U.S. requiring additional oil & gas facility (e.g. tank battery) expansions and pipeline infrastructure Deregulation of new pipeline installations and multi-year investments in replacement pipeline for aging infrastructure & pipeline integrity projects Stable supply of low-cost natural gas providing secure feedstock for petrochemical processing along with increasing demand for plastics leads to higher petrochemical facility investment Favorable economics for gas-exporting pipelines to Mexico & Canada, LNG to rest of world Drilled but Uncompleted well (DUC) count represents backlog of future upstream completion revenue STRONG MRC GLOBAL STRATEGY & BUSINESS QUALITIES Counter-cyclical Cash Flow and Strong Balance Sheet Diversified Across Sectors, Regions and Customers Higher margin product mix strategy Multi-year contract wins and renewals represent an increase in organic market share growth Lower operating cost model provides a competitive advantage Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Differentiated Global Platform Creates Customer Value Leads to mid-cycle Adjusted EBITDA of approximately $300M

Appendix

Financial Outlook 2019 Outlook 2019E Income Statement Sequential revenue Revenue – $4,070 - $4,270 million 2Q19 – up 6 - 9% Adjusted Gross Profit – 19.7% - 19.9% LIFO – $20 - $30 million expense Cash Flow SG&A – $555 - $575 million Capital expenditures – $20 - $25 million Adjusted EBITDA – $260 - $290 million Cash flow from operations – $150 - $200 million Tax rate – 25% annual Equity based compensation – $15 million Earnings Per Share – $0.70 – $1.00 Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. For a reconciliation to their closest GAAP measures, see our Current Report on Form 8-K dated May 2, 2019. The foregoing 2019 Outlook contains forward-looking statements. See our Current Report on Form 8-K dated May 2, 2019 for a discussion of these statements and the factors that might impact the various items in the 2019 Outlook.

Impact of Tariffs – Work Closely with Customers to Optimize the Global Supply Chain In general, inflation is a positive for distribution companies Summary: Section 232 – eff. 3/23/18. Tariffs & quotas substituted for tariffs, various countries affected differently Section 301 – eff. 9/24/18. Tariffs affect certain valves, valve parts, fittings & flanges manufactured in China List 3 items (totaling $200B in products) will incur an additional 15% tariff (totaling 25%) – deadline extended indefinitely Directly or indirectly impacts all stainless & carbon products including pipe, fittings and flanges Approx. 40% of revenue affected Inventory: Carbon ~70% domestic, 30% imported. Stainless~40% domestic, 60% imported. Valves are also being impacted by Chinese regulations, resulting in the closure of steel manufacturers and casting foundries. Actions lead to inflationary pricing & extended lead times 1Q19 average price of pipe is 6% greater than the 1Q18 average price (per Pipelogix) Impact: Contract structure – cost plus pricing with 90 day re-pricing terms Revenue – higher cost products from inflation result in higher revenue and higher LIFO expense Margin dollars – more expensive materials with the same percentage mark-up result in more margin dollars MRC Global is well-positioned with carbon, stainless and valve suppliers

Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% Y-o-Y Growth (5%) 11% (27%) (36%) 30% 21% Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 ($ millions, except per share data) 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% Diluted EPS 19.0% 19.3% 18.9% 18.0% 17.2% 18.6% 19.6% Annual Financial Performance Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% Y-o-Y Growth 21% (5%) NM 67% 125% 100% See reconciliation of non-GAAP measures to GAAP measures in the appendix Includes $45 million of non-cash charges recorded in cost of goods sold & the international segment for the year ended December 31, 2016. Charges relate to a restructuring of our Australian business and market conditions in Iraq as well as an increase in reserves for excess and obsolete inventory in the U.S. and Canada as a result of the market outlook for certain products. Excluding these charges for the year ended December 31, 2016, gross profit, as reported would be $513 million (16.9%) and adjusted gross profit would be $568 million (18.7%). Includes $6 million of non-cash charges recorded in cost of goods sold & in the international segment for the year ended December 31, 2017. Charges are related to reducing our local presence in Iraq. Excluding these charges for the year ended December 31, 2017 gross profit, as reported would be $588 million (16.1%) and adjusted gross profit would be $683 million (18.7%). 3 2

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) December 31, 2018 Cash and Cash Equivalents $ 43 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 393 Global ABL Facility due 2022 291 Total Debt $ 684 Preferred stock 355 Common stockholders’ equity 692 Total Capitalization $ 1,731 Liquidity $ 492 Balance Sheet Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x Net Leverage1:

Adjusted Gross Profit Reconciliation Three months ended Year ended December 31 ($ millions) Mar 31, 2019 Dec 31, 2018 Mar 31, 2018 2018 2017 2016 2015 2014 2013 2012 Gross profit $ 174 $ 171 $ 169 $ 689 $ 582 $ 468 $ 786 $ 1,018 $ 955 $ 1,014 Depreciation and amortization 5 6 6 23 22 22 21 22 22 19 Amortization of intangibles 11 11 11 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve - 14 7 62 28 (14) (53) 12 (20) (24) Adjusted Gross Profit $ 190 $ 202 $ 193 $ 819 $ 677 $ 523 $ 814 $ 1,120 $ 1,009 $ 1,058 Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated May 2, 2019.

Adjusted EBITDA Reconciliation Three months ended Year ended December 31 ($ millions) Mar 31, 2019 Dec 31, 2018 Mar 31, 2018 2018 2017 2016 2015 2014 2013 2012 Net income (loss) $ 18 $ 10 $ 18 $ 74 $ 50 $ (83) $ (331) $ 144 $ 152 $ 118 Income tax expense (benefit) 6 6 7 21 (43) (8) (11) 82 85 64 Interest expense 11 10 8 38 31 35 48 62 61 113 Depreciation and amortization 5 6 6 23 22 22 21 22 22 19 Amortization of intangibles 11 11 11 45 45 47 60 68 52 49 Increase (decrease) in LIFO reserve - 14 7 62 28 (14) (53) 12 (20) (24) Inventory-related charges - - - - 6 40 - - - - Goodwill & intangible asset impairment - - - - - - 462 - - - Change in fair value of derivative instruments - (2) (1) 1 (1) 1 1 (5) (2) Equity-based compensation expense 4 3 4 14 16 12 10 9 15 8 Severance & restructuring charges - 4 - 4 14 20 14 8 1 - Write off of debt issuance costs - - - 1 8 1 3 - - - Litigation matter - - - - 3 - 3 - - - Foreign currency losses (gains) 1 (1) - (1) (2) 4 3 3 13 (1) Loss on disposition of non-core product line - - - - - - 5 10 - - Insurance charge - - - - - - - - 2 - Cancellation of executive employment agreement (cash portion) - - - - - - - 3 - - Expenses associated with refinancing - - - - - - - - 5 2 Loss on early extinguishment of debt - - - - - - - - - 114 Pension settlement - - - - - - - - - 4 Other expense (income) - - - - - - - - 3 (1) Adjusted EBITDA $ 56 $ 63 $ 59 $ 280 $ 179 $ 75 $ 235 $ 424 $ 386 $ 463 Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated May 2, 2019.